Emerging Markets Growth Fund(SM)

Seeks Long-Term Growth of Capital by Investing in Companies Operating in Developing Countries Around the World

[watermark of the globe]

Semi-Annual Report
For the Six Months Ended December 31, 2001

Dear Shareholders:

After suffering a precipitous decline in the third calendar quarter of 2001, emerging markets rebounded sharply in the fourth quarter to end the six-month period only slightly in the red. Emerging Markets Growth Fund reported a decline of 2.5% for the six-month period, compared with a decline of 0.8% for the unmanaged MSCI Emerging Markets Free Index. Developed markets, as represented by the unmanaged MSCI World Index, ended the period with a loss of 6.9%.

The strong performance by emerging markets in the fourth quarter was the second-best on record, up nearly 30% for the fund and nearly 27% for the index. One-year results for emerging markets, while negative (the fund was down 3.4%), are considerably better than those for developed markets, which reported losses well into the double-digits; for 2001, the unmanaged MSCI EAFE(R) (Europe, Australasia, Far East) Index fell 21%, while the unmanaged Standard & Poor's 500 Composite Index declined 12%. Results for emerging markets also compare favorably with developed markets for the three-year period; the fund provided an annualized return of nearly 6% while the annualized returns for the MSCI EAFE Index and the S&P 500 were -5% and -1%, respectively.

Within the past three years, investors have endured the global frenzy and subsequent collapse in capital spending, severe volatility in capital markets and, in 2001, a synchronized recession in the world's three major economic regions. During this period, popular sentiment turned against emerging markets, with many questioning the viability of the asset class. In the end, emerging markets proved to be resilient.

[Begin Sidebar]
EMGF Total Returns vs.
MSCI Emerging Markets Free Index
for periods ended 12/31/01 (with distributions reinvested)

                            EMERGING                          MSCI
                            MARKETS                           EMERGING
                            GROWTH FUND                       MARKETS
                            (EMGF)           ANNUALIZED       FREE INDEX*       ANNUALIZED

6 Months                    -2.5%            -                -0.8%             -

12 Months                   -3.4             -                -2.6              -

3 Years                     +18.6             +5.9%           +12.5             +4.0%

5 Years                     -2.3             -0.5             -25.8             -5.8

10 Years                    +101.6           +7.3             +34.7             +3.0

Lifetime (since 5/86)       +1,046.5         +16.9            -**                -**

* Returns shown for the MSCI Emerging Markets Free Index reflect gross dividends through December 31, 2000, and net dividends thereafter.
** The index did not start until December 31, 1987.
[End Sidebar]


SIX MONTHS IN REVIEW

As the period began, three developments were weighing heavily on emerging markets: a deteriorating U.S. economy, the growing likelihood of default and devaluation in Argentina, and the aftermath of the financial and currency crisis in Turkey. In the United States, the Federal Reserve Board's easy monetary policy appeared to have little influence on the economy or capital markets. Corporations, particularly those in technology- and telecommunications-related industries, reported numbing losses and provided downward guidance for future quarters. Business spending was moribund. Layoff announcements were commonplace, leading to speculation that consumer spending would taper off from its robust level. As the U.S. economy faltered, exporters in emerging markets felt the pain.

In Argentina, austerity measures were implemented in July as the government desperately sought to avoid defaulting on foreign debt and eliminating the peso's fixed 1:1 exchange rate with the U.S. dollar. While Argentina had become only a small component of the emerging markets index, memories of the 1997 currency crisis haunted investors. Argentina's neighbor and largest trading partner, Brazil, a large index component, felt the strain on its capital markets and its currency as fears of contagion were renewed. Similarly, Turkey was still reeling from its February crisis. High interest rates, rising debt levels and struggles within the coalition government prompted skepticism regarding the country's ability to implement reforms mandated by the International Monetary Fund. Concerns grew that one collapse could again lead to others.

As investors wrestled with these issues, the September 11 terrorist attacks on the United States pulled the plug on stock markets everywhere. With this tragic event, fear of the unknown caused a free-fall in equities as investors assessed worst-case economic scenarios. They soon realized, however, worst-case scenarios were not very likely, and sentiment subsequently improved.

After hitting bottom on September 21, stocks experienced an astounding rebound. Technology-led rallies in Korea and Taiwan were at the vanguard of strong returns from stocks poised to benefit from a global economic recovery, which also included areas such as metals and mining, industrials and big-ticket consumer items. Defensive stocks, which had held up relatively well prior to September, now took a back seat to more cyclical industries as investors began to see the glass as half full.

The situation in Argentina boiled over in December, with the government suspending debt payments and acknowledging that currency devaluation was unavoidable. It had no appreciable impact on other markets, including Brazil, which had decoupled from Argentina's growing crisis in September. In Turkey, while the economy continued to shrink, lower interest rates and greater optimism about the economy and banking reforms led to an 88% rise in the stock market from its September low through the end of the year.

[Begin Sidebar]
TEN LARGEST EQUITY HOLDINGS

                                                                    PERCENT OF GAIN/LOSS
                                                                    FOR THE 6 MONTHS
                                                    PERCENT OF      ENDED 12/31/01*
                                                    NET ASSETS      (IN U.S. DOLLARS)
Samsung Electronics                                 6.4%            46.0%

Taiwan Semiconductor Manufacturing                  5.4             31.3

Telefonos de Mexico (Telmex)                        4.4             -0.2

America Movil                                       3.3             -6.7

China Mobile (Hong Kong)                            2.9             -32.9

LUKoil Holding                                      2.6             3.3

Petroleo Brasileiro (Petrobras)                     2.2             -7.5

Infosys Technologies                                2.1             6.0

Grupo Televisa                                      2.1             7.9

Wal-Mart de Mexico                                  1.9             -1.3

Total                                               33.3


* The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED

                                                                                                            MARKET VALUE
                                                                                                            OF HOLDINGS
                                   PERCENT        OF NET        ASSETS         MSCI EMF       INDEX(1)      12/31/01
                                   12/31/00       6/30/01       12/31/01       6/30/01        12/31/01      (IN THOUSANDS)
ASIA-PACIFIC

China                              3.1%           5.2%          3.6%           7.1%           6.2%          $599,228

Hong Kong                          1.4            .8            .7             -              -             112,893

India                              8.8            8.6           9.5            6.7            5.8           1,610,351

Indonesia                          1.7            1.6           2.0            .8             .7            332,309

Malaysia                           2.1            1.4           1.9            6.1            6.4           323,132

Pakistan                           .1             .1            -              .3             .2            0

Philippines                        2.0            1.7           1.5            .9             .7            259,044

South Korea                        10.3           13.1          15.9           11.6           17.0          2,676,470

Sri Lanka                          -              -             -              -              -             16

Taiwan                             8.1            8.9           11.3           12.5           15.0          1,899,230

Thailand                           .2             .1            .4             1.7            1.5           58,842

Vietnam                            -              -             -              -              -             4,230

                                   37.8            41.5         46.8           47.7           53.5          7,875,745

LATIN AMERICA

Argentina                          .8             1.7           .2             1.5            1.1           39,065

Brazil                             13.9           12.0          10.9           9.6            9.2           1,844,318

Chile                              1.2            1.1           1.0            3.4            2.6           174,482

Colombia                           .1             .1            .1             .2             .1            10,565

Mexico                             14.3           16.8          16.7           12.6           10.1          2,818,805

Panama                             .1             .1            .1             -              -             11,504

Peru                               .4             .6            .6              .4            .4            102,072

Venezuela                          .2             .2            .1             .5             .3            12,006

                                   31.0           32.6          29.7           28.2           23.8          5,012,817

EASTERN EUROPE

Bulgaria                           -              .1            .1             -              -             20,211

Czech Republic                     .4             .2            .3             .6             .6            48,813

Hungary                            .6             .2            .7             .8             .9            111,132

Kazakhstan                         -              -             -              -              -             827

Poland                             2.1            1.7           1.9            1.2            1.1           311,743

Republic of Croatia                .5             .5            .5             -              -             85,912

Russian Federation                 2.1(2)         3.1(2)        3.9(2)         3.0            3.3           660,804

Ukraine                            -              -             -              -              -             4,246

                                   5.7            5.8           7.4            5.6            5.9           1,243,688

OTHER MARKETS

Dominican Republic                 -              -             -              -              -             2,301

Egypt                              .5             .4            .2             .3             .2            31,507

Greece                             .7             .6            .4             -              -             59,873

Israel                             3.9            2.1           1.3            4.6            4.3           222,235

Mauritius                          -              -             -              -              -             3,699

Morocco                            .1             .1            .1             .2             .3            15,633

Nigeria                            .1             .1            .1             -              -             17,206

Portugal                           .1             .1            .1             -              -             16,801

South Africa                       5.0            3.7           2.9            11.3           9.9           494,581

Turkey                             6.2            4.4           4.9            2.0            1.9           825,019

                                   16.6           11.5          10.0           18.4           16.6          1,688,855

Multinational                      1.9            2.6           1.7                                         291,576

Other(3)                           1.2            .5            1.9                                         324,491

Cash & Equivalents                 5.8            5.5           2.5                                         420,503

TOTAL                              100.0%         100.0%        100.0%                                      $16,857,675


(1) MSCI Emerging Markets Free (EMF) Index also includes Jordan (0.1% at 6/30/01 and 0.2% at 12/31/01). A dash indicates that the market is not included in the index. Source: MSCI Red Book.
(2) Includes investments in companies incorporated outside the region that have significant operations in the region.
(3) Includes stocks in initial period of acquisition.
[End Sidebar]


PORTFOLIO HIGHLIGHTS

The fund's portfolio currently holds many stocks that should benefit from an economic rebound, and these stocks were helpful to results, especially from September on. The portfolio's largest two holdings, Samsung Electronics and Taiwan Semiconductor Manufacturing, were among the largest contributors to returns for the six-month period. Among the largest detractors were China Mobile and China Unicom. Both companies disappointed investors with significantly lower-than-expected revenue growth. Chinese consumers did not increase usage as had been expected when both operators cut rates.

[Begin Sidebar]
PERCENT CHANGE IN KEY MARKETS(1)

                                     SIX MONTHS       ENDED 12/31/01
                                     EXPRESSED        EXPRESSED
                                     IN U.S.          IN LOCAL
                                     DOLLARS          CURRENCY
Argentina                            -18.6%           -18.6%
Brazil (Free)(2)                     -6.2             -6.2
Chile                                -6.7             -1.9
China (Free)(2)                      -26.1            -26.1
Colombia                             5.2              4.3
Czech Republic                       12.8             0.4
Hungary                              12.5             7.4
India                                -3.3             -1.0
Indonesia (Free)(2)                  -5.1             -13.4
Israel                               -7.3             -3.8
Jordan                               22.0             21.9
Malaysia (Free)(2)                   19.3             19.3
Mexico (Free)(2)                     -5.2             -4.4
Pakistan                             -6.6             -12.3
Peru                                 1.2              -0.2
Philippines (Free)(2)                -16.0            -17.3
Poland                               -3.3             -4.7
Russia                               12.6             -(3)
South Africa                         -21.0            17.5
South Korea                          25.4             26.7
Taiwan                               11.5             13.3
Thailand (Free)(2)                   -5.2             -7.4
Turkey                               1.1              17.2
Venezuela                            -19.4            -15.0
Emerging Markets Growth Fund         -2.5

(1) Including reinvestment. All indexes are compiled by MSCI and are unmanaged.
(2) The fund is invested in the "free" Brazilian, Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.
(3) Index is quoted in U.S. dollars only.
[End Sidebar]

The fund is significantly underrepresented in South Africa, which is a large index component. This was beneficial to results because the South African currency, the rand, lost one-third of its value against the U.S. dollar over the reporting period. Stock selection in South Africa, however, hindered returns. The resource companies, of which the fund owns very little, had good results, while our South African technology holdings suffered large losses and subsequent share price declines.

The fund's five largest geographic holdings - Mexico, South Korea, Taiwan, Brazil and India - account for approximately two-thirds of net assets. With the exception of Taiwan (where exposure is, for the most part, limited to technology companies) and South Korea, these countries have larger weightings in the portfolio than in the index. These five countries are discussed separately in an article following this letter.

The Asia-Pacific region represents 47% of net assets, while Latin America represents nearly 30%. The balance is invested in Eastern Europe, the Mediterranean and Africa.

On November 30, MSCI implemented the first phase of its move to a float-weighted index. The most significant changes were increases in the index weightings of Korea and South Africa.


THE OUTLOOK

There are reasons for optimism in emerging markets in 2002. While easing by the Federal Reserve is likely near its end, the current low-interest-rate environment is a positive, as are signs of an economic rebound in the OECD nations. We made very few changes to the portfolio during the period other than trimming some of the technology holdings on strength, and the portfolio continues to be positioned to benefit from improving global economic conditions. The stabilization of oil prices in the low $20 range will also be a plus if it can be sustained. Another favorable factor for emerging markets is that the two significant crises of 2001 - Turkey and Argentina - appear to have peaked without triggering contagion.

If we take a step back, there is another reason to believe returns from emerging market equities may continue to be favorable both in absolute terms and in comparison with developed markets. Over the past decade, we have witnessed a metamorphosis of the emerging equity universe. Once the domain of state-run enterprises and businesses that served the local economy, many companies have evolved into businesses that successfully compete in global markets. Meanwhile, others that continue to service their domestic economy do so at a world-class level.

The companies that have survived the difficult business environment in emerging markets of the past several years are now efficient and profitable. Often, they are formidable competitors with high-quality management teams second to none. One large difference remains, however, between these companies and their counterparts from developed markets; by any measure of valuation they continue to be relatively inexpensively priced. Because of this, we believe emerging equity markets have the potential to continue to outperform developed equity markets for years to come.

We look forward to reporting to you again in six months.

Sincerely,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Nancy Englander
Nancy Englander
President

February 15, 2002


Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 2001 - 10 years:
+101.55%, or +7.26% a year; 5 years: -2.29%, or -0.46% a year; 12 months:
-3.43%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE PROSPECTUS.


THE INVESTMENT LANDSCAPE

The geographic concentrations of assets found in Emerging Markets Growth Fund's portfolio rarely reflect any determination on our part to invest more in one country or region. More often, they are the by-product of buy and sell decisions made on a stock-by-stock basis, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is a look at the investment landscape in the fund's five largest areas of concentration on December 31. The five account for nearly two-thirds of net assets. (Percentage changes for markets and stock prices are in U.S. dollars.)


MEXICO (16.7% OF NET ASSETS)

Mexican President Vicente Fox faced high expectations after his historic election in 2000, and he has had difficulty delivering on them. His administration underestimated the strength of the opposition PRI in Congress, contributing to its failure to pass key legislation. Fiscal reform measures are now likely to be watered down and not very helpful to the economy, which has been hurt by the steeper-than-expected recession in the United States.

Despite this, Mexican equity and fixed-income markets, along with the currency, have all been strong in 2001. The peso in particular has defied logic, appreciating against the U.S. dollar, the strongest of the major currencies over the past few years. To some degree, this can be attributed to the growing view that Mexico is one of the safest places to be invested within the emerging markets universe. Nevertheless, when markets and currencies deviate from economic realities, it is cause for concern.

On the positive side, the Mexican economy is flexible. Mexico's trade balance is in good shape and there are a number of self-adjusting mechanisms built into its economic policies that prevent the budget deficit from deteriorating. On the corporate front, while earnings are not likely to snap back soon, earnings comparisons should become easier after a tough year. With these countervailing forces at work, we have a lukewarm outlook for Mexican stocks in general. We have a much more positive outlook, however, for the Mexican holdings in the portfolio.

Looking at some of the portfolio's large holdings, Telefonos de Mexico, with its substantial cash flow, was nearly flat in a difficult economic period. Its wireless subsidiary, America Movil, fell 7%, somewhat in line with the overall returns for the Mexican equity market. Wal-Mart de Mexico declined 1%. It continued to improve profit margins and take market share but could not escape the downturn in consumer spending. Brewer and bottler Fomento Economico Mexicano was also hurt by the Mexican recession, and its shares tumbled 19% on a decline in sales. Grupo Televisa, which is also dependent on discretionary spending, bucked the trend and rose 8% after reporting better-than-expected advertising sales.


SOUTH KOREA (15.9% OF NET ASSETS)

South Korea quickly shook off the shock of the September terrorist attacks in the United States and provided the best performance among the large emerging markets for the six-month period. Low interest rates, low initial valuations and better-than-expected corporate earnings reports helped draw investors back to the stock market.

As the outlook for the global economy began to improve, technology-related companies led the market. Samsung Electronics, the portfolio's largest holding, soared 46%. Samsung Electronics benefited from the perception of investors that demand for semiconductors, Korea's largest export, had stopped falling and was actually picking up. Supporting that view, Samsung and others were able to significantly raise prices for DRAM. Domestically oriented Korean companies also had strong returns, with good results coming from areas such as discount retail, cosmetics and construction. Pohang Iron & Steel rose 17% and SK Telecom, which merged with Shinsegi Telecom in October, advanced 35%.

Among the reasons for Korea's resilience is that, generally speaking, Korean companies are better managed today than prior to the Asian crisis of 1997-98, with many earning more than their cost of capital. The Korean banking industry, for example, has come a long way in a few short years. The level of non-performing loans is still a problem and a number of banks are close to insolvency. On the other hand, the stronger banks, ones that have been recapitalized, are being allowed to run as competitive businesses, rather than state-sponsored entities ready to bail out businesses that should be allowed to fail.


TAIWAN (11.3% OF NET ASSETS)

Politics returned to center stage in Taiwan during the period. The Democratic Progressive Party secured a stronger majority in December's legislative elections, making the political landscape more stable and giving President Chen Shui-bian a stronger mandate to initiate policies to reform the banking system and address the slumping economy.

Another key event for Taiwan was its entrance into the World Trade Organization. The WTO membership should open doors further for Taiwan's globally competitive businesses, though it will likely lead to painful transitions for some of the country's more domestically oriented industries, such as agriculture.

While relations with mainland China tend to ebb and flow, Taiwanese businesses are beginning to view China as not just a political and economic threat, but also as an opportunity to relocate labor-intensive elements of their operations. Taiwan is looking to relax some of its exceedingly stringent rules on investing in China, and this may improve their relationship. With Taiwan's economy in a recession, it will be important for businesses to exploit these opportunities, made somewhat easier by the language and culture it shares with the mainland.

Overall, we have a constructive view of Taiwan. While the domestic economy has been weak, the portfolio's exposure to Taiwan is primarily through technology companies and other industries whose fortunes are more closely tied to the global economy. Our largest Taiwan holdings are in semiconductor foundries - Taiwan Semiconductor Manufacturing (TSMC) and United Microelectronics. Both fully participated in the technology rebound, gaining 31% and 26%, respectively, for the six-month period. We think utilization of these foundries will continue to improve in 2002, especially for leading edge TSMC, which is able to provide the advanced-geometry chips required by the next generation of digital devices.


BRAZIL (10.9% OF NET ASSETS)

The health of the Brazilian economy came into question midyear as events in neighboring Argentina threatened to spill across the border. As Argentina's debt crisis escalated, investors viewed the Brazilian currency, the real, as vulnerable to a major devaluation. As investors headed for the exit, the Brazilian central bank was forced to raise interest rates back up to 19% to defend the currency, which weathered a decline of nearly 30% from June through late September.

Another drag on the economy was a strict electricity rationing program implemented in early June. Drought conditions in eastern Brazil severely curtailed the production of hydroelectricity, the country's principal source of power. Rains in the late part of 2001 provided some relief, however, and rationing is on track to be eased from 20% to 7% in February. Nevertheless, the energy crisis resulted in a slowdown in industrial production and negatively affected the country's GDP growth rate.

Late in 2001, Brazil began to decouple from the deepening crisis in Argentina. The stock market and the currency both rallied strongly from late September through the end of December. The Bovespa rose 36% in local terms (though it still ended the six-month period in the red) and the real regained everything it had lost since June.

Among the fund's large holdings, Petrobras declined 8%, as weak energy prices hurt most of the world's oil companies. Unibanco and Banco Itau were both down 13%, as the financial group struggled in an environment of slower growth and rising interest rates. AmBev saw its profit margins improve but could not escape lower sales caused by the economic contraction; it ended the period down 12%.

If investors continue to see Brazil as having minimal exposure to Argentina's problems, renewed confidence in the real and a lack of inflationary pressure in the economy should allow the central bank to lower short-term interest rates, which remain high at 19%. That scenario would be positive for stocks and the economy, as well as for Brazil's foreign debt payments, of which around 30% are dollar-linked.

To sum it up, there are many things that could go right for Brazil in 2002. But there are potential roadblocks as well. The equity market could be volatile leading up to the presidential elections in October. Early polls show the leftist Workers' Party stands a good chance of gaining congressional seats and perhaps the presidency. Their rhetoric of reworking economic plans and restructuring debt is a cause for concern and we will monitor this closely as the year progresses.


INDIA (9.5% OF NET ASSETS)

While much of the world is in a recession, India's economy is growing around 5% per annum thanks to a good monsoon being a big boost for the agricultural sector, continued growth in the services sector, lower real and nominal interest rates, lower oil prices and a revival in industrial growth. The funding of several very large-scale infrastructure projects should also fuel economic activity.

The big news for the stock market, of course, was the Nasdaq-induced rally, which provided a boost to India's software stocks. In the near term, the lack of visibility for a recovery in IT spending makes earnings and valuations for these stocks vulnerable. In the long run, however, software companies such as Infosys Technologies and Wipro should continue to benefit from the growth of outsourcing by Western companies.

Another important theme in India is the emergence of the consumer. Companies such as Hindustan Lever (a subsidiary of Unilever) are positioned to be long-term beneficiaries of rising disposable income. Hindustan Lever made more money this past quarter than all the Indian IT companies combined. While the technology companies grab the headlines, companies oriented to the domestic economy, such as banks and consumer stocks, are the core of our Indian portfolio. Hindustan Lever rose 6% during the past six months, as its dominant brands continued to command shelf space and generate strong cash flow.

HDFC Bank and ICICI Bank, with their strong, technology-driven retail platforms and a comprehensive array of financial services and products, have been able to profitably take market share away from the government-owned banks and should benefit from consolidation in the banking industry. Further government action on privatization and deregulation should help companies like Reliance Industries and Bharat Petroleum. Pharmaceutical companies, such as Cipla, represent an option on nascent R&D efforts while generating strong cash flow from the growing generic-drug business in the United States.

While there are many reasons to be optimistic, there are also potential flashpoints. A terrorist attack on the Indian Parliament in December escalated tensions between New Delhi and Islamabad; subsequent large-scale troop movements and political statements from both sides are real causes for concern. Indian Prime Minister Atal Bihari Vajpayee is under increasing pressure from hardliners to act decisively against the terrorist camps in Pakistan-controlled Kashmir, even as Pakistani President Gen. Pervez Musharraf looks to balance his army's historical sympathy for the Kashmir insurgents against the United States' clear focus on eliminating terrorist organizations.


ABOUT THE FUND & ITS ADVISER

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. Capital has been involved in international investing since the 1950s. Its investment management affiliates employ a value-oriented, research-driven approach. They maintain a global investment intelligence network that continues to grow and currently employs more than 200 investment professionals based on three continents. They include analysts and portfolio managers, born in over 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently the organization has 31 analysts covering these countries, compared with four in 1986; these analysts also manage a portion of the fund. The bulk of its assets are managed by nine portfolio managers, compared with two in 1986; both of the original managers, incidentally, are still with the fund. During this difficult period in emerging markets, this team of investment professionals and analysts has remained essentially intact.

The Capital organization's research effort focuses heavily on regions as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including Emerging Markets Growth Fund - a competitive edge.

EMERGING MARKETS GROWTH FUND
INVESTMENT PORTFOLIO, December 31, 2001

                                                    Equity       Equity        Equity
                                                Securities   Securities    Securities        Percent
                                                    Common    Preferred   Convertible         of Net
Industry Diversification                            Stocks       Stocks         Bonds Bonds   Assets
Semiconductor Equipment & Products                  15.38%        0.09%             -     -   15.47%
Wireless Telecommunication Services                  10.25         1.07         0.07% 0.01%    11.40
Banks                                                 8.68         1.34             -  0.01    10.03
Diversified Telecommunication                         8.45         0.08             -     -     8.53
 Services
Oil & Gas                                             5.63         1.31          0.01     -     6.95
Beverages                                             3.59         1.96             -     -     5.55
Metals & Mining                                       3.59         1.04             -     -     4.63
Other                                                31.61         1.91          0.03  1.39    34.94
                                                    87.18%        8.70%          0.11 1.40%    82.02
 Short Term Securities                                                                          3.07
 Excess of Payables over Cash                                                                  (0.57)
   and Receivables
 Net Assets                                                                                  100.00%

Investment Portfolio, December 31, 2001
                                                                                                      (Unaudited)


                                                                          Number of
                                                                          Shares or          Market       Percent
                                                                          Principal           Value        Of Net
EQUITY SECURITIES                                                            Amount            (000)       Assets
(Common and preferred stocks and
 convertible bonds)

ARGENTINA 0.22%
BI SA (acquired 10/21/93, cost: $4,567,000)/1/                             4,952,159        $ 2,280          .01%
Grupo Financiero Galicia SA, Class B                                               5             -
Grupo Financiero Galicia SA, Class B (ADR)                                   815,607           2,602           .02
Hidroneuquen SA (acquired 11/11/93,                                       28,022,311          10,379           .06
 cost :$29,115,000)/1//2//3/
Nortel Inversora SA, Class A, preferred,(ADR)                                513,584           3,544           .02
 (acquired 11/24/92, cost: $3,218,000)/1/
Quilmes Industrial SA, Class B (ADR)                                         756,900           9,053           .05
Telecom Argentina STET-France Telecom SA,                                  1,474,500           9,614           .06
 Class B (ADR)

                                                                                              37,472           .22



BRAZIL 10.86%
Aracruz Celulos SA, Class B, preferred                                       281,000           5,109           .03
 nominative (ADR)
Banco Itau SA, preferred nominative                                    2,907,763,900         221,627          1.31
Cia. de Bebidas das Americas - AmBev,                                     13,444,960         272,798          1.62
 preferred nominative (ADR)
Cia. de Tecidos Norte de Minas-COTEMINAS,                                  2,317,384             125
 ordinary nominative
Cia. de Tecidos Norte de Minas-COTEMINAS,                                    194,000             509
 ordinary nominative (GDR)
Cia. de Tecidos Norte de Minas-COTEMINAS,                                 70,277,655           4,626           .03
 preferred nominative
Cia. Energetica de Minas Gerais - CEMIG,                                   6,966,482         100,944           .60
 preferred nominative (ADR)
Cia. Paranaense de Energia - COPEL, Class B,                               2,736,000          21,478           .13
 preferred nominative (ADR)
Cia. Vale do Rio Doce, ordinary nominative                                   708,400         $15,954
Cia. Vale do Rio Doce, preferred                                           7,420,237         175,192        1.13%
 nominative (ADR)
EMBRAER - Empresa Brasileira de Aeronautica                                1,367,400          30,261           .18
 SA, preferred nominative (ADR)
Embratel Participacoes SA, preferred                                       1,019,614           4,242           .03
 nominative (ADR)
Globo Cabo SA, preferred nominative (ADR) /3/                              1,749,500           6,141           .04
GP Capital Partners, LP (acquired 1/28/94,                                    27,000           7,330           .04
 cost: $15,952,000) /1/
Itausa - Investimentos Itau SA, preferred                                150,195,279         141,154           .84
 nominative
Petroleo Brasileiro SA - Petrobras,                                        2,239,310          50,906
 ordinary nominative
Petroleo Brasileiro SA - Petrobras,                                        3,920,900          91,357
 ordinary nominative (ADR)
Petroleo Brasileiro SA - Petrobras, preferred                                193,000           4,275
 nominative
Petroleo Brasileiro SA - Petrobras,                                        9,783,880         217,496          2.16
 preferred nominative (ADR)
Tele Celular Sul Participacoes SA,                                     2,009,823,976           2,637
 ordinary nominative
Tele Celular Sul Participacoes SA,                                         2,289,000          37,425           .24
 preferred nominative (ADR)
Tele Centro Oeste Celular Participacoes SA,                              142,436,000             493
 ordinary nominative
Tele Centro Oeste Celular Participacoes SA,                                7,410,505          51,874           .31
 preferred nominative (ADR)
Telecomunicacoes Brasileiras SA, preferred                                 1,141,000          45,640           .27
 nominative (ADR)
Tele Leste Celular Participacoes SA,                                     521,129,836             323
 ordinary nominative /3/
Tele Leste Celular Participacoes SA, preferred                               501,947          10,265           .06
 nominative (ADR) /3/
Telemig Celular Participacoes SA, ordinary                               446,220,703           1,275
 nominative
Telemig Celular Participacoes SA, preferred                                  990,458          37,261           .23
 nominative (ADR)
Telemig Celular SA, Class C, preferred                                   385,295,000           5,924           .04
 nominative
Tele Nordeste Celular Participacoes SA,                                  320,849,156             432
 ordinary nominative
Tele Nordeste Celular Participacoes SA,                                      943,674          26,602           .16
 preferred nominative (ADR)
Tele Norte Celular Participacoes SA, ordinary                          9,099,521,561           7,094
 nominative
Tele Norte Celular Participacoes SA,                                         395,642           9,044           .10
 preferred nominative (ADR)
Unibanco - Uniao de Bancos Brasileiros                                 1,302,252,000          56,963
 SA, units
Unibanco - Uniao de Bancos Brasileiros                                     7,364,650         164,230          1.31
 SA, units (GDR)

                                                                                           1,829,006         10.86



CHILE 1.03%
Antofagasta PLC                                                            5,799,930          44,614           .26
Cia. de Telecomunicaciones de Chile SA                                     1,230,200          16,558           .10
 (ADR) /3/
Distribucion y Servicio D&S SA (ADR)                                       1,186,000          15,537           .09
Embotelladora Andina SA, Class A, preferred                                3,547,950          34,593
 nominative (ADR)
Embotelladora Andina SA, Class B, preferred                                2,743,273          21,672           .33
 nominative (ADR)
Empresa Nacional de Electricidad SA (ADR)                                  3,998,818          41,508           .25

                                                                                             174,482          1.03



CHINA 3.55%
AsiaInfo Holdings, Inc. /3/                                                1,762,000          30,694           .18
China Mobile (Hong Kong) Ltd. /3/                                        133,405,400         469,659
China Mobile (Hong Kong) Ltd. (ADR) /3/                                      841,100          14,702
China Mobile (Hong Kong) Ltd. 2.25%                                    $12,000,000            11,280          2.94
 convertible notes November 3, 2005
China Unicom Ltd. /3/                                                     62,904,000          69,381
China Unicom Ltd. (ADR) /3/                                                  314,400           3,512           .43

                                                                                             599,228          3.55



COLOMBIA 0.06%
Bancolombia, SA (ADR) (acquired 2/2/01,                                    6,772,175          10,565           .06
 cost: $14,696,000)/1/



CZECH REPUBLIC 0.29%
CESKE RADIOKOMUNIKACE AS                                                      66,700           $ 653
CESKE RADIOKOMUNIKACE, AS (GDR)                                            1,020,500          10,205         .06%
CESKY TELECOM, AS                                                          3,727,700          37,955           .23

                                                                                              48,813           .29



EGYPT 0.18%
MobiNil - Egyptian Co. for Mobile                                          4,070,000          29,552           .18
 Services /3/




GREECE 0.35%
Coca-Cola HBC SA                                                           3,784,335          54,575           .32
Hellenic Telecommunications Organization                                     466,900           3,558           .02
 SA (ADR)
Stet Hellas Telecommunications SA (ADR)/3/                                   282,950           1,740           .01

                                                                                              59,873           .35



HONG KONG 0.67%
China.com Corp., Class A /2//3/                                            5,500,600          16,502           .10
China Resources Enterprise, Ltd.                                          19,838,800          18,574           .11
First Pacific Co. Ltd.                                                   122,166,822          15,042           .09
Legend Holdings Ltd.                                                     118,379,400          60,350           .36
Shangri-La Asia Ltd.                                                       3,100,000           2,425           .01

                                                                                             112,893           .67



HUNGARY 0.66%
Magyar Tavkozlesi Rt.                                                     13,924,452          45,921
Magyar Tavkozlesi Rt. (ADR)                                                1,117,900          18,993           .39
MOL Magyar Olaj- es Gazipari Rt.                                           1,923,717          34,840
MOL Magyar Olaj- es Gazipari Rt. (GDR)                                       630,400          11,378           .27

                                                                                             111,132           .66



INDIA 9.54%
Bajaj Auto Ltd.                                                            2,651,700          20,764
Bajaj Auto Ltd. (GDR)                                                        436,800           3,604           .14
Bharat Petroleum Corp. Ltd.                                                7,449,450          29,476           .17
Cadbury India Ltd.                                                         1,126,606          11,342           .07
Cipla Ltd.                                                                   353,000           8,308           .05
Cummins India Ltd.                                                         9,250,000          10,101           .06
GlaxoSmithKline PLC                                                        1,262,700          10,391           .06
Grasim Industries Ltd.                                                            62              -             -
HCL Technologies America, Inc.                                               400,000           2,291           .01
HDFC Bank Ltd.                                                             5,084,952          23,815
HDFC Bank Ltd. (ADR) /3/                                                     101,200           1,472           .15
Hindalco Industries Ltd.                                                   2,134,800          28,308
Hindalco Industries Ltd. (GDR)                                                17,600             246           .17
Hindustan Lever Ltd.                                                      66,597,532         308,240          1.83
Housing Development Finance Corp. Ltd. /2/                                10,369,123         143,385           .85
Hughes Software Systems Ltd.                                               1,110,100           6,779           .04
ICICI Bank Ltd. /2/                                                        5,850,300          10,773
ICICI Bank Ltd. (ADR) /2/                                                  4,331,400          20,574           .20
ICICI Ltd. /2/                                                            14,686,780          13,400
ICICI Ltd. (ADR) /2/                                                       9,149,140          54,712           .40
Infosys Technologies Ltd. /2/                                              4,172,130         353,713
Infosys Technologies Ltd. (ADR) /2/                                          114,000           7,068          2.14
I.T.C. Ltd.                                                                  130,297           1,833
I.T.C. Ltd. (GDR)                                                              8,300             129           .01
Mahanagar Telephone Nigam Ltd.                                             6,103,050        $ 15,977
Mahanagar Telephone Nigam Ltd. (ADR)                                           4,450              27         .09%
Max India Ltd. /3/                                                               649               1
Max India Ltd. 12.50% nonconvertible                                          INR63               -            .00
 debenture March 2, 2004 /3/
Nicholas Piramal India Ltd.                                                  759,167           3,537           .02
Ranbaxy Laboratories Ltd.                                                  1,044,712          14,972
Ranbaxy Laboratories Ltd. (GDR)                                              457,000           7,175           .13
Rediff.com India Ltd. (ADR) /3/                                               76,600              50           .00
Reliance Industries Ltd.                                                  36,607,666         232,702
Reliance Industries Ltd. (GDR)/3/                                             47,900             651          1.38
Satyam Computer Services Ltd.                                              2,239,416          11,023           .07
SET India Ltd. (acquired 5/15/00,                                            106,250          23,293           .14
 cost: $34,131,000) /1//3/
SET Satellite (Singapore) Pte. Ltd.                                        2,118,490          49,579           .29
 (acquired 5/15/00, cost: $72,434,000)/1//3/
State Bank of India                                                        8,498,900          32,014
State Bank of India (GDR)                                                  1,558,600          12,780           .27
Sun Pharmaceutical Industries Ltd. /3/                                       740,000           8,804           .05
Wipro Ltd.                                                                 2,969,070          99,264
Wipro Ltd. (ADR)                                                             209,300           7,660           .63
Zee Telefilms Ltd.                                                         8,683,600          20,118           .12

                                                                                           1,610,351          9.54



INDONESIA 1.92%
PT Astra International Tbk /3/                                           108,212,800          20,388           .12
Gulf Indonesia Resources Ltd. /3/                                          2,160,800          19,447           .12
PT Hanjaya Mandala Sampoerna Tbk /2//3/                                  270,640,500          83,676           .50
PT Indah Kiat Pulp & Paper Corp. Tbk /2//3/                              325,022,100           3,611           .02
PT Indofood Sukses Makmur Tbk /2/                                        754,484,500          45,561           .27
PT Pabrik Kertas Tjiwi Kimia, warrants,                                      410,175              -             -
 expire July 15, 2002 /3/
Perusahaan Perseroan (Persero) PT Indonesian                              34,813,000          31,786           .19
 Satellite Corp.
Perusahaan Perseroan (Persero) PT                                        379,857,540         117,444
 Telekomunikasi Indonesia Tbk., Class B /3/
Perusahaan Perseroan (Persero) PT                                            116,804             677           .70
 Telekomunikasi Indonesia Tbk., Class B (ADR)

                                                                                             322,590          1.92



ISRAEL 1.32%
AudioCodes Ltd. /2//3/                                                     3,067,800          17,333           .10
BackWeb Technologies Ltd. /3/                                                 95,200             129           .00
Bank Hapoalim Ltd.                                                         5,421,400          11,687           .07
Bank Leumi le-Israel B.M.                                                  2,422,500           4,700           .03
Camtek Ltd. /3/                                                              392,000           1,411           .01
Check Point Software Technologies Ltd. /3/                                   271,900          10,846           .06
DSP Group, Inc. /2//3/                                                     1,695,900          39,447           .23
First International Bank of Israel Ltd. - /1/                              2,967,783           3,358
First International Bank of Israel Ltd. - /5/                              1,489,600           9,775           .08
Matav-Cable Systems Media Ltd. /3/                                           356,600           2,987
Matav-Cable Systems Media Ltd. (ADS) /3/                                     151,975           2,492           .03
Metalink Ltd. /3/                                                            544,800           2,996           .02
Nova Measuring Instruments Ltd. /3/                                          586,000           2,491           .01
Orbotech Ltd. /2//3/                                                       2,845,200          88,628           .53
Teva Pharmaceutical Industries Ltd. (ADR)                                    237,800          14,656           .09
Zoran Corp. /3/                                                              284,902           9,299           .06

                                                                                             222,235          1.32



KAZAKHSTAN 0.00%
JSC Kazkommertsbank (ADR) (acquired                                           72,877           $ 827         .00%
 9/10/97, cost: $1,466,000) /1//3/



MALAYSIA 1.92%
Arab-Malaysian Finance Bhd.                                                6,687,000           6,405           .04
British American Tobacco (Malaysia) Bhd.                                   4,427,500          43,110           .26
Commerce Asset-Holding Bhd.                                               12,301,100          23,955           .14
IJM Corp. Bhd.                                                            16,512,714          18,512
IJM Corp. Bhd., warrants, expire August 28,                                2,432,542             826           .11
 2004 /3/
IOI Corp. Bhd.                                                            42,522,500          42,970           .25
Malayan Banking Bhd.                                                      29,145,450          63,660           .38
Malaysian Pacific Industries Bhd.                                          2,862,800          11,828           .07
Nestle (Malaysia) Sdn. Bhd.                                                4,778,000          25,776           .15
Oriental Holdings Bhd.                                                     8,294,112           8,294           .05
Resorts World Bhd.                                                         6,302,000          10,199           .06
Road Builder (M) Holdings Bhd.                                             7,949,000           9,413           .06
Star Publications (Malaysia) Bhd.                                          4,567,800           5,938           .04
Tanjong PLC                                                               12,711,600          28,434           .17
UMW Holdings Bhd.                                                          9,777,859          17,883
UMW Holdings Bhd., warrants, expire                                          574,819             212           .11
 January 26, 2005 /3/
YTL Corp. Bhd.                                                             4,507,461           5,717           .03

                                                                                             323,132          1.92



MAURITIUS 0.02%
State Bank of Mauritius                                                   10,604,400           3,699           .02



MEXICO 16.51%
America Movil SA de CV, Class A /2/                                       18,275,000          17,776
America Movil SA de CV, Class L /2/                                       27,412,500          26,424
America Movil SA de CV, Class L (ADR) /2/                                 26,509,000         516,395          3.33
Apasco, SA de CV                                                          12,158,945          59,798           .35
Cemex, SA de CV, units                                                    19,298,682          97,021
Cemex, SA de CV, ordinary participation                                      663,077           3,334
 certificates, units
Cemex, SA de CV, ordinary participation                                      520,513          12,857
 certificates, units (ADR)
Cemex, SA de CV, warrants, expire December 21,                               707,229             348           .68
 2004 /3/
Coca-Cola FEMSA, SA de CV, Class L (ADR) /2/                               2,075,700          41,659           .25
Consorcio International Hospital, SA de CV,                                   23,970           3,484           .02
 convertible preferred, units (acquired
 9/25/97, cost: $4,827,000) /1//3/
Controladora Comercial Mexicana, SA de CV Units                           10,818,200           8,394           .05
Corp. Interamericana de Entretenimiento,                                   9,598,040          21,871           .13
 SA de CV, Class B /3/
Fomento Economico Mexicano, SA de CV (ADR) /2/                             6,678,880         230,755
Fomento Economico Mexicano, SA de CV units /2/                             7,552,600          25,605          1.52
Grupo Industrial Bimbo, SA de CV, Class A                                 30,937,975          61,200           .36
Grupo Mexico, SA de CV                                                     2,617,300           2,574           .02
Grupo Modelo, SA de CV, Class C                                            4,541,200          10,179           .06
Grupo Televisa, SA, ordinary participation                                 2,950,000           6,284
 certificates /2//3/
Grupo Televisa, SA, ordinary participation                                 8,188,119         353,563          2.13
 certificates (ADR) /2//3/
Industrias Penoles, SA de CV                                                 906,200             922           .01
Kimberly-Clark de Mexico, SA de CV, Class A,                              65,662,600         195,266          1.16
 ordinary participation certificates /2/
Organizacion Soriana, SA de CV, Class B /3/                                4,540,000          12,280           .07
Pepsi-Gemex, SA de CV, ordinary participation                                 52,700           $ 352         .00%
 certificates (GDR) /3/
Telefonos de Mexico, SA de CV, Class A                                    12,740,000          22,765
Telefonos de Mexico, SA de CV, Class L                                    27,412,500          47,695
Telefonos de Mexico, SA de CV, Class L (ADR)                              19,152,800         670,731          4.40
TV Azteca, SA de CV, ordinary participation                                8,205,424           3,372
 certificates, units
TV Azteca, SA de CV (ADR)                                                  1,890,600          12,837           .10
Wal-Mart de Mexico, SA de CV, Class C                                     32,556,134          76,533
Wal-Mart de Mexico, SA de CV, Class V                                     79,086,591         216,083
Wal-Mart de Mexico, SA de CV, Class V (ADR)                                  818,112          22,396          1.87

                                                                                           2,780,753         16.51



MOROCCO 0.09%
Cimenterie de l'Oriental, Class A                                            102,685           7,180           .04
ONA SA                                                                        56,000           5,050           .03
Societe des Brasseries du Maroc                                               46,032           3,403           .02

                                                                                              15,633           .09



NIGERIA 0.08%
United Bank for Africa (GDR) /2/                                             722,500          13,964           .08



PERU 0.58%
Cementos Lima SA                                                             748,614           8,691           .05
Cia de Minas Buenaventura SA, Class B                                        456,485           4,675
Cia de Minas Buenaventura SA, Class B (ADR)                                1,526,967          31,654           .22
Credicorp Ltd. /2/                                                         5,537,162          48,450           .29
Minsur SA-Trabajo                                                          4,153,037           2,900           .02

                                                                                              96,370           .58



PHILIPPINES 1.46%
ABS-CBN Holdings Corp. (Philippine Deposit                                40,161,100          18,539           .11
 Receipts) /2/
Ayala Corp.                                                               67,315,250           6,149           .04
Ayala Land, Inc.                                                         164,951,574          15,550
Ayala Land, Inc. 6.00% convertible bond                              PHP260,000,000            4,983           .12
 March 19, 2002
Bank of the Philippine Islands                                            36,669,100          40,980           .24
Bayan Telecommunications Holdings Corp.,                                     724,790              -
 Class A (acquired 2/12/98,
 cost: $1,850,000)/1//3/

Bayan Telecommunications Holdings Corp.,                                     241,431              -
 Class B (acquired 2/12/98, cost:
 $616,000) /1//3/
Bayan Telecommunications Holdings Corp.,                                     180,000           3,960           .02
 convertible preferred (acquired
 12/22/97, cost: $9,000,000)/1//3/
GLOBE TELECOM, Inc. /3/                                                    3,741,300          49,448           .29
International Container Terminal Services,                                19,533,588             797           .00
 Inc. /3/
MUSIC Corp. /3/                                                           16,871,000             108           .00
Philippine Long Distance Telephone Co.                                     4,053,390          32,892
Philippine Long Distance Telephone Co. (ADR)                               5,226,806          43,068
Philippine Long Distance Telephone Co.,                                       50,664           1,001           .47
 convertible preferred, Series III (GDS)
SM Prime Holdings, Inc.                                                  221,989,900          27,182           .16
Universal Robina Corp.                                                    22,440,000           1,919           .01

                                                                                             246,576          1.46



POLAND 1.74%
Bank Przemyslowo- Handlowy PBK SA                                            430,895          25,027           .15
Bank Rozwoju Eksportu SA                                                     932,737          27,794           .16
Bank Zachodni WBK SA /3/                                                   2,326,206        $ 29,371          .17%
ING Bank Slaski SA (formerly Bank Slaski SA)                                 502,779          40,502           .24
KGHM Polska Miedz SA                                                         858,600           2,819
KGHM Polska Miedz SA (GDR)                                                 4,309,500          27,150           .18
Polski Koncern Naftowy ORLEN SA (formerly                                  4,000,000          19,192
 Polski Koncern Naftowy SA) /2/
Polski Koncern Naftowy ORLEN SA (GDR)                                      9,375,500          88,598           .65
 (formerly Polski Koncern Naftowy SA) /2/
Powszechny Bank Kredytowy SA                                               1,114,925          31,956
Powszechny Bank Kredytowy SA (GDR)                                             4,220             112           .19

                                                                                             292,521          1.74



PORTUGAL 0.10%
TELECEL - Comunicacoes Pessoais, SA /3/                                    2,097,000          16,801           .10



REPUBLIC OF CROATIA 0.51%
PLIVA DD (GDR) /2/                                                         8,381,624          85,912           .51



RUSSIAN FEDERATION 3.48%
AO Mosenergo Power Generation and                                          3,165,300          12,978           .08
 Electrification Amalgamation (ADS)
Baring Vostok Private Equity Fund (acquired                               12,711,971          12,712           .08
 12/15/00, cost: $12,712,000)/1//2//3//4/
Kamaz /3/                                                                  4,345,000           1,204           .01
Lenenergo /3/                                                             25,600,000           8,781           .05
Lukinter Finance BV 3.50% convertible bond                               $1,136,000            1,448
 May 6, 2002
LUKoil Holding (ADR)                                                       9,010,479         443,766          2.64
Moscow City Telephone Network                                              3,007,500          18,045           .11
New Century Capital Partners, LP (acquired                                 5,256,300           2,750           .02
 12/7/95, cost: $5,492,000)/1//2//3//4/
RAO Gazprom (ADR)                                                            907,904           8,943
RAO Gazprom (ADR) (acquired 10/21/96,                                      1,552,700          15,294           .14
 cost: $24,539,000)/1/
StoryFirst Communications Inc., Class B,                                      10,383           4,153           .02
 convertible preferred (acquired 10/14/97,
 cost: $14,848,000)/1//2//3/
Unified Energy System of Russia                                          193,919,700          30,504
Unified Energy System of Russia (GDR)                                        520,100           8,166           .23
Vimpel-Communications (ADS) /3/                                              678,300          17,670           .10

                                                                                             586,414          3.48



SOUTH AFRICA 2.94%
Absa Group Ltd.                                                           15,264,600          44,686           .27
African Bank Investments Ltd. /2/                                         30,641,500          22,234           .13
African Oxygen Ltd.                                                        9,024,999           9,785           .06
Anglo American Platinum Corp. Ltd.                                           375,100          13,890           .08
Anglo American PLC                                                         4,685,200          71,587           .42
Coronation Holdings Ltd. /2/                                               2,022,200           9,445
Coronation Holdings Ltd., Class N /2/                                      5,182,820          24,207           .20
Crew Development Corp. (acquired 2/15/00,                                  4,500,000           1,356
 cost: $3,392,000)/1//2//3/
Crew Development Corp., warrants, expire                                   1,350,000             412           .01
 May 21, 2002 (acquired 6/4/01, cost:
 $1,004,000)/1//2//3/
Dimension Data Holdings Ltd. /2//3/                                       40,157,700          47,895
Dimension Data Holdings PLC /2//3/                                        28,563,700          34,474           .49
Discovery Holdings Ltd. /3/                                                6,991,200           4,665           .03
Gencor Ltd.                                                                2,993,500          12,046           .07
Gold Fields Ltd.                                                           1,489,898           7,145           .04
International Pepsi-Cola Bottler Investments                                  17,784           $ 237          .00%
(acquired 12/18/95, cost: $1,678,000)/1//2//3/
JD Group Ltd.                                                              5,084,746          11,026           .07
Johnnic Holdings Ltd.                                                        930,000           3,452           .02
M-Cell Ltd.                                                               72,760,580          80,103           .48
MIH Holdings Ltd. /3/                                                      7,672,800           7,231           .04
Nasionale Pers Beperk, Class N /2/                                        12,861,068          21,131           .13
Nedcor Ltd.                                                                2,629,900          27,242           .16
North Pacific GeoPower Corp. /3/                                             292,500              92           .00
Sage Group Ltd.                                                            3,348,358           2,220           .01
South Africa Capital Growth Fund, LP, Class A                                  2,180             871
 (acquired 8/25/95, cost: $1,395,000) /1/
South Africa Capital Growth Fund, LP, Class                                   13,650           5,452           .04
 D (acquired 8/25/95, cost: $8,529,000) /1/
South African Breweries PLC                                                1,007,798           6,640           .04
South African Private Equity Fund III, LP                                     30,081          24,805
(acquired 9/23/98, cost: $29,635,000)/1//2//4/
South African Private Equity Fund III, Ltd.                                      252             252           .15
 (acquired 10/6/00, cost: $252,000)/1//2/

                                                                                             494,581          2.94



SOUTH KOREA 15.86%
Amkor Technology, Inc. /3/                                                 6,683,300         107,133           .64
Cheil Communications Inc.                                                    122,600          12,697           .08
GNG Networks, Inc. /3/                                                     1,286,865           2,369           .01
Hyundai Development Co.                                                    3,193,274          19,549           .12
Hyundai Motor Co.                                                          3,442,544          71,043
Hyundai Motor Co. (GDR)                                                    6,047,794          60,478
Hyundai Motor Co., nonvoting preferred (GDR)                               1,228,683           4,370           .81
Kookmin Bank (ADR)                                                           541,184          21,052           .12
KorAm Bank /3/                                                             4,041,720          37,053           .22
Korea Telecom Corp. (ADR)                                                 10,899,438         221,586          1.31
KT Freetel Co., Ltd. (formerly Korea Telecom                               5,315,170         174,522          1.04
 Freetel Co., Ltd.) /3/
Kumgang Korea Chemical Co., Ltd.                                             519,991          43,482           .26
Pohang Iron & Steel Co., Ltd.                                              2,213,055         207,129
Pohang Iron & Steel Co., Ltd. (ADR)                                          398,620           9,168          1.28
Samsung Co., Ltd.                                                          3,470,570          19,383           .11
Samsung Electro-Mechanics Co., Ltd.                                        2,064,940          69,386           .41
Samsung Electronics Co., Ltd.                                              2,627,219         562,328
Samsung Electronics Co., Ltd. (GDS)                                        4,316,832         499,457
Samsung Electronics Co., Ltd., nonvoting                                     100,923           8,788
 preferred
Samsung Electronics Co., Ltd., nonvoting                                     160,641           6,940          6.39
 preferred (GDS)
Samsung Fire & Marine Insurance Co., Ltd.                                  2,018,691          86,726           .51
Samsung SDI Co., Ltd. /2/                                                  2,456,836         109,318
Samsung SDI Co., Ltd. (GDR) /2/                                            2,318,740          26,666           .81
Samsung Securities Co.,Ltd. /3/                                              567,500          20,832           .12
Shinhan Financial Group Co., Ltd. (formerly                                5,263,800          70,870
 Shinhan Bank) /3/
Shinhan Financial Group Co., Ltd. (GDR)                                    3,059,410          79,545           .89
 (formerly Shinhan Bank) /3/
Shinsegae Co., Ltd.                                                          128,000          13,649           .08
SK Telecom Co., Ltd.                                                         371,910          76,465
SK Telecom Co., Ltd. (ADR)                                                 1,517,990          32,819           .65

                                                                                           2,674,803         15.86



SRI LANKA 0.00%
National Development Bank of Sri Lanka                                       798,360            $ 16         .00%



TAIWAN 11.26%
Acer Communications & Multimedia, Inc.                                     9,871,276          14,142           .08
Acer Inc.                                                                 25,101,550          14,651           .09
Advanced Semiconductor Engineering, Inc. /2//3/                           70,108,237          66,919
Advanced Semiconductor Engineering, Inc.                                  19,804,834          86,943           .91
 (ADR)/2//3/
ASE Test Ltd. /3/                                                          4,172,100          58,117           .34
Asia Corporate Partners Fund, Class B                                         39,360          12,727           .08
 (acquired 3/12/96, cost: $17,529,000)/1/
ASUSTek Computer Inc.                                                     24,281,803         106,450
ASUSTeK Computer Inc. (GDR)                                                2,517,011          11,452           .70
AU Optronics Corp.                                                        25,770,000          27,616           .16
Bank SinoPac /3/                                                           1,971,000             825           .00
China Steel Corp.                                                         95,113,000          37,200           .22
Compal Electronics, Inc.                                                  26,768,718          33,902           .20
Hon Hai Precision Industry Co., Ltd.                                      35,966,800         164,891
Hon Hai Precision Industry Co., Ltd. (GDR)                                 2,486,008          24,860          1.13
Primax Electronics Ltd.                                                   10,734,860           4,146           .02
Procomp Informatics Ltd. /3/                                               2,235,384           4,227           .03
RITEK Corp.                                                                8,760,700           9,464           .06
Seres Capital (Cayman) (acquired 3/12/96,                                          2              39
 cost: $12,000)/1//2/
Seres Capital (Cayman), nonvoting (acquired                                        8             198           .00
 3/12/96, cost: $63,000) /1/
Siliconware Precision Industries Co., Ltd.                                50,667,000          45,981           .27
Taiwan Semiconductor Manufacturing Co.                                   347,582,696         871,447
 Ltd. /3/
Taiwan Semiconductor Manufacturing Co.                                     2,031,320          34,878          5.38
 Ltd. (ADR)/3/
United Microelectronics Corp. /3/                                        152,545,350         222,917          1.32
VIA Technologies, Inc.                                                     2,040,000           8,300           .05
Yageo Corp.                                                               28,103,000          21,295
Yageo Corp. (GDR)                                                          4,813,100          15,643           .22

                                                                                           1,899,230         11.26



THAILAND 0.35%
BEC World PCL                                                              4,732,600          22,052           .13
Charoen Pokphand Feedmill PCL                                             79,350,000           9,782
Charoen Pokphand Feedmill PCL, warrants,                                     166,089               9           .06
 expire June 30, 2002 /3/
Dusit Thani PCL                                                            1,083,366             711           .00
Electricity Generating Authority of Thailand                               1,336,047           1,111           .01
Haad Thip Co. Ltd.                                                           153,750             140           .00
Siam City Cement PLC                                                       6,305,724          20,682           .13
Siam Commercial Bank PCL 5.25% convertible                                 9,875,000           3,775           .02
 preferred December 31, 2049 /3/

                                                                                              58,262           .35



TURKEY 4.80%
Akbank Turk AS                                                         7,617,219,680          24,165           .14
Aktas Elektrik Ticaret AS /3/                                              4,273,718             249           .00
Anadolu Efes Biracilik ve Malt Sanayii AS /2/                          3,722,628,642          92,424           .55
Eregli Demir ve Celik Fabrikalari TAS /3/                              1,572,592,600          19,793           .12
Koc Holding AS                                                           353,800,647           9,272           .06
Migros Turk TAS /2/                                                      864,415,033          74,519           .44
Netas, Northern Electric Telekomunikasyon AS                              68,834,800         $ 2,421          .01%
Petrol Ofisi AS                                                        1,219,605,877          52,149           .31
Trakya Cam Sanayii AS                                                  1,506,798,306           5,300           .03
Turkcell Iletisim Hizmetleri AS /3/                                    8,276,791,695          71,352           .42
Turkiye Garanti Bankasi AS /3/                                        30,010,471,888          54,847           .33
Turkiye Is Bankasi AS, Class C /2/                                    41,458,388,025         231,594
Turkiye Is Bankasi AS, Class C (GDR) /2/                                     153,497             858          1.38
Turkiye Sise ve Cam Fabrikalari AS /2//3/                              5,451,015,374          21,804           .13
Yapi ve Kredi Bankasi AS /2//3/                                       48,541,453,472         148,971           .88
Yapi ve Kredi Koray AS, Class B /2//3/                                   302,600,000             741           .00

                                                                                             810,459          4.80



UKRAINE 0.00%
JKX Oil & Gas PLC /3/                                                      2,725,995             699           .00



VENEZUELA 0.06%
Cia. Anonima Nacional Telefonos de Venezuela                                 735,678          10,336           .06
 (CANTV), Class D (ADR)



VIETNAM 0.03%
Vietnam Enterprise Investments Ltd., Class C                               4,126,698           4,230           .03
 (acquired 9/20/01, cost: $4,230,000)/1//3/



MULTINATIONAL 1.73%
Asia Pacific Resources International                                       3,024,800             389           .00
 Holdings Ltd. /3/
BHP Billiton PLC (formerly Billiton PLC)                                   6,991,200          35,479           .21
Capital International Global Emerging Markets                                 56,000          50,830           .30
 Private Equity Fund, LP (acquired 6/30/99,
 cost: $51,643,000)/1//2//4/
Datacraft Asia Ltd                                                         2,478,561           5,403           .03
DiamondWorks Ltd. /3/                                                        124,300              31           .00
Goldbelt Resources Ltd. /3/                                                   76,637               2           .00
IMPSAT Fiber Networks, Inc. /3/                                            1,314,750             230           .00
MIH Ltd., Class A /2//3/                                                   1,768,140          12,907           .08
New Asia East Investment Fund Ltd., Class A                                  293,600           1,900
 (acquired 5/23/96, cost: $1,759,000)/1//4/
New Asia East Investment Fund Ltd., Class B                                4,006,400          25,923           .17
 (acquired 5/23/96, cost: $24,015,000)/1//4/
New Europe East Investment Fund Ltd., Class B                                    436          20,631           .12
 (acquired 6/4/93, cost: $25,559,000)/1/
Nextel Communications, Inc., Class A /3/                                       4,524              50           .00
Oxus Mining PLC /2//3/                                                     7,720,000           1,165           .01
Panamerican Beverages, Inc., Class A /2/                                   8,799,000         130,753           .78
Pan Asia Special Opportunities Fund (Cayman)                                 600,000           5,883           .03
 (acquired 10/18/00, cost: $6,000,000)
  /1//2//3//4/

                                                                                             291,576          1.73



MISCELLANEOUS 1.92%
Equity securities in initial period of                                   209,981,884         324,491          1.92
 acquisition

TOTAL EQUITY SECURITIES                                                                   16,199,477         96.09
 (cost: $15,111,630,000)



Investment Portfolio, December 31, 2001

                                                                          Principal          Market       Percent
                                                                             Amount           Value        Of Net
BONDS AND NOTES                                                                (000)           (000)       Assets


ARGENTINA 0.01%
Republic of Argentina:
     Payment-In-Kind Bonds:
          12.00% June 19, 2031 /5/                                           $ 5,543         $ 1,233
          12.25% June 19, 2018 /5/                                             1,486             360         .01%

                                                                                               1,593           .01



BRAZIL 0.09%
Federal Republic of Brazil:
     11.00% August 17, 2040                                                    3,400           2,627
     Capitalization Payment-In-Kind Bond                                       8,183           6,321
 8.00% April 15, 2014
     Debt Conversion Bond, Series L, 3.25%                                     5,680           4,019
 April 15, 2012 /6/
     MYDFA Trust, 3.9375% September 15, 2007                                   2,126           1,690
 (acquired 10/2/96, cost: $1,949,000)/1//6/
     New Money Bond, Series L, 3.25% April 15,                                   816             655           .09
 2009 /6/

                                                                                              15,312           .09



BULGARIA 0.12%
Republic of Bulgaria:
     Front Loaded Interest Reduction Bond,                                    17,485          15,823
 Series A, 4.5625% July 28, 2012 /6/
     Interest Arrears Bonds:
       4.5625% July 28, 2011 /6/                                               1,663           1,452
       Past Due Interest Bond 4.5625% July 28,                                 3,346           2,936           .12
 2011 /6/

                                                                                              20,211           .12



DOMINICAN REPUBLIC 0.01%
Dominican Republic 9.50% September 27, 2006                                    2,250           2,301           .01
 (acquired 9/20/01, cost: $2,250,000)/1/



EGYPT 0.01%
Arab Republic of Eqypt 8.75% July 11, 2011                                     2,000           1,955           .01



INDONESIA 0.06%
APP International Finance Co. BV 11.75%                                          700             184           .00
 October 1, 2005 /5/
DGS International Finance Co. BV 10.00%                                        1,525              46           .00
 June 1, 2007 /5/
Indah Kiat Finance Mauritius Ltd. 10.00%                                      46,148           8,883           .05
 July 1, 2007 /5/
Pindo Deli Finance Mauritius Ltd. 10.75%                                       3,975             606           .01
 October 1, 2007 /5/

                                                                                               9,719           .06



MEXICO 0.24%
Innova, S de RL 12.875% Senior Notes due                                       1,000             953           .01
 April 1, 2007
United Mexican States Government Bonds:
     8.125% December 30, 2019                                                  3,100           3,027
     8.30% August 15, 2031                                                     9,080           8,944
     8.375% January 14, 2011                                                   4,500           4,680
     8.625% March 12, 2008                                                     7,300           7,848
     10.375% February 17, 2009                                                   520             596
     11.375% September 15, 2016                                                9,712          11,999
     Par Bonds:
          Series A, 0% June 30, 2003                                           1,900               3
          Series B, 0% June 30, 2003                                           1,200               2           .23

                                                                                              38,052           .24



NIGERIA 0.02%
Central Bank of Nigeria:
     Par Bond 6.25% November 15, 2020                                        $ 4,750         $ 3,242
     Warrants 0% November 15, 2020                                                 5             -           .02%

                                                                                               3,242           .02



PANAMA 0.07%
Republic of Panama:
     8.875% September 30, 2027                                                 5,615           5,180
     9.375% April 1, 2029, with put option,                                    1,505           1,580
 expires April 1, 2006
     Interest Reduction Bond 4.75% July 17,                                    5,326           4,744           .07
 2014 /6/

                                                                                              11,504           .07



PERU 0.03%
Republic of Peru:
     Front Loaded Interest Reduction Bonds:
       4.00% March 7, 2017 /6/                                                 2,355           1,666
       4.00% March 7, 2017 (acquired 12/20/00,                                 1,460           1,033
 cost: $882,000)/1//6/
     Past Due Interest Bond 4.50% March 7,                                     3,900           3,003           .03
 2017 /6/

                                                                                               5,702           .03



PHILIPPINES 0.07%
Republic of Philippines 10.625% March 16, 2025                                12,690          12,468           .07



POLAND 0.11%
Republic of Poland:
     8.50% February 12, 2005                                              PLN35,825            8,725
     8.50% October 12, 2005                                                   36,000           8,730
     Past Due Interest Bond 6.00% October 27,                                $1,485            1,480           .11
 2014 /6/
PTC International Finance BV 0%/10.75% July 1,                                   320             287           .00
 2007 /7/

                                                                                              19,222           .11



RUSSIAN FEDERATION 0.44%
Russian Federation:
     5.00% March 31, 2030 /6/                                                 67,025          39,042
     5.00% March 31, 2030 (acquired 8/25/00,                                  53,855          31,371
 cost: $23,845,000)/1//6/
     8.25% March 31, 2010 (acquired 8/25/00,                                   4,559           3,977           .44
 cost: $3,344,000)/1/

                                                                                              74,390           .44



SOUTH KOREA 0.01%
Hanvit Bank 11.75% March 1, 2010 (acquired                                     1,525           1,667           .01
 11/20/01, cost: $1,637,000) /1//6/



THAILAND 0.00%
Advance Agro Capital BV 13.00% November 15,                                    1,000             580           .00
2007



TURKEY 0.09%
Cellco Finance NV:
     12.75% Senior Notes due August 1, 2005                                      750             654
     15.00% Senior Notes due August 1, 2005                                    1,120           1,016           .01
Republic of Turkey:
     10.00% September 19, 2007                                                 1,045           1,009
     11.875% January 15, 2030                                                 12,280          11,881           .08

                                                                                              14,560           .09



UKRAINE 0.02%
Ukraine Government 11.00% March 15, 2007                                     $ 3,713         $ 3,547         .02%



VENEZUELA 0.01%
Republic of Venezuela:
     9.25% September 15, 2027                                                    560             354
     Debt Conversion Bond 2.875% December 18,                                  1,143             831
 2007 /6/
     Front Loaded Interest Reduction Bond,                                       655             485           .01
 Series B, 3.4375% March 31, 2007 /6/

                                                                                               1,670           .01

TOTAL BONDS AND NOTES (cost: $222,263,000)                                                   237,695          1.41



Investment Portfolio, December 31, 2001

                                                                          Principal          Market       Percent
                                                                             Amount           Value        Of Net
SHORT-TERM SECURITIES                                                          (000)           (000)       Assets


CORPORATE SHORT-TERM NOTES 1.97%
AB Spintab 1.89% due 2/1/02 (formerly Spintab                                 50,000          49,916           .30
 (Swedmortgage) AB)
American Express Credit Corp. 1.92% due 1/7/02                                34,700          34,688           .21
Asset Securitization Corp. 1.96% due 1/28/02                                  15,800          15,776           .09
Barclays U.S. Funding Corp. 1.83% due                                         40,200          40,080           .24
 2/27-2/28/02
CBA (Delaware) Finance Inc. 2.09% due 2/1/02                                  10,900          10,880           .06
Coca-Cola Co. 1.74% due 1/25/02                                               27,800          27,766           .16
General Electric Capital Corp. 1.82%                                          24,530          24,528           .15
 due 1/2/02
Stadshypotek AB 1.91% due 2/6/02                                              50,000          49,902           .30
Telstra Corp. Ltd. 1.83% due 2/20/02                                          31,115          31,035           .18
Toyota Motor Corp. 1.76% due 1/18/02                                          10,000           9,991           .06
Triple-A One Funding Corporation 1.78%                                        12,265          12,264           .07
 due 1/2/02
Westdeutsche Landesbank Girozentrale 2.06%                                    25,000          24,950           .15
 due 2/4/02

                                                                                             331,776          1.97



FEDERAL AGENCY DISCOUNT NOTES 0.95%
Fannie Mae 1.75-1.97% due 2/14-4/4/02                                         90,800          90,534           .54
Federal Home Loan Bank Discount Corp.                                         12,000          11,986           .07
 1.98% due 1/23/02
Freddie Mac 2.06-2.37% due 2/1-3/15/02                                        58,200          58,062           .34

                                                                                             160,582           .95


NON-U.S. CORPORATE OBLIGATIONS 0.00%
Indah Kiat Finance Mauritius Ltd. 11.88%                                       2,950             804           .00
 due 6/15/02 /5/
Pindo Deli Finance Mauritius Ltd. 10.25%                                       2,035             310           .00
 due 10/1/02 /5/

                                                                                               1,114           .00



NON-US GOVERNMENT SHORT-TERM OBLIGATIONS 0.09%
Polish Government Bonds, Series 040, 0%                                   PLN19,920            4,807           .03
 due 4/21/02
Turkish Government Treasury Bill 0% due                               TRL14,915,000            9,463           .06
 2/20/02

                                                                                              14,270           .09

NON-US CURRENCY 0.06%
Taiwanese Dollar                                                         TWD325,714            9,333           .06



TOTAL SHORT-TERM SECURITIES                                                                $ 517,075        3.07%
 (cost: $523,374,000)

TOTAL INVESTMENT SECURITIES                                                               16,954,247        100.57
 (cost: $15,857,267,000)

Net unrealized depreciation on foreign                                                    $(17,159)         (0.10)
  currency contracts /8/

Excess of payables over cash and receivables
  (excludes open foreign currency contracts)                                               (79,413)         (0.47)

NET ASSETS                                                                              $ 16,857,675      100.00%


/1/ Purchased in a private placement
 transaction; resale to the
 public may require registration,
 and no right to demand registration under U.S.
 law exists. As of December 31, 2001, the total market value and cost of such securities was $347,935,000 and $460,065,000, respectively, and the market value represented 2.06% of net assets. Such securities, excluding certain convertible bonds and American Depositary Receipts, are valued at fair value.

/2/ The fund owns 5.00% or more of the
 outstanding voting securities
 of this company, which represents
 investment in an affiliate as defined in the Investment Company Act of 1940.

/3/ Non-income-producing securities.

/4/ Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.

/5/ Security is currently in default.

/6/ Coupon rate may change periodically.

/7/ Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.

/8/ As of December 31, 2001, the net unrealized foreign currency contracts payable consists of the following:


See Notes to Financial Statements

                                                              Contract          Contract
                                                                Amount            Amount
                                                              Non-U.S.              U.S.
                                                                 (000)             (000)

Sales:
Korean Won expiring 1/9-7/23/02                         KRW393,949,309          $308,334
Mexican Peso expiring 1/14-5/20/02                        MXN6,102,378           631,027
Thai Baht expiring 03/25/02                               THB1,042,537            23,470

Foreign Currency Contracts - net




                                                                  U.S.              U.S.
                                                             Valuation         Valuation
                                                                    at                at
                                                          December 31,      December 31,
                                                                   2001              2001
                                                                              Unrealized
                                                                            Appreciation
                                                                Amount    (Depreciation)
                                                                 (000)             (000)

Sales:
Korean Won expiring 1/9-7/23/02                                $299,948          $  8,386
Mexican Peso expiring 1/14-5/20/02                              656,699          (25,672)
Thai Baht expiring 03/25/02                                      23,343              127

Foreign Currency Contracts - net                                                $(17,159)


Symbols:

Securities:
ADR - American Depositary Receipts
ADS - American Depositary Shares
GDR- Global Depositary Receipts
GDS-  Global Depositary Shares

Non - US Currency:
INR - Indian Rupee
KRW- Korean Won
MXN - Mexican Peso
PHP - Philippine Peso
PLN - Polish Zloty
THB - Thai Baht
TRL - Turkish Lira
TWD - Taiwanese Dollar



EQUITY SECURITIES ADDED TO THE PORTFOLIO                    EQUITY SECURITIES ELIMINATED FROM
SINCE JUNE 30, 2001                                         THE PORTFOLIO SINCE JUNE 30, 2001

Absa Group                                                  AL-Ahram Beverages
AU Optronics                                                Amway (Malaysia) Holdings
BEC World PCL                                               Anam Semiconductor
China Steel                                                 As Eesti Telekom
Cia. de Telecomunicaciones de Chile                         Ashanti Goldfields
Cipla                                                       Banco Alfa de Investimento
EMBRAER - Empresa Brasilieira de Aeronautica                Banco Continental
Globo Cabo                                                  Benpres Holdings
Grupo Modelo                                                "Bezeq" The Israel Telecommunication Corp.
Hughes Software Systems                                     Black Swan Gold Mines
Johnnic Holdings                                            Carrier Aircon
Kookmin Bank                                                Castrol India
Nedcor                                                      Cathay Life Insurance
Nextel Communications                                       Cia. Cervecerias Unidas
North Pacific GeoPower                                      Consorcio Real Brasileiro de Administracao
Oxus Mining                                                 Development Finance Corp. of Ceylon
Pepsi-Gemex                                                 Edgars Consolidated Stores
Road Builder (M) Holdings                                   Engro Chemical Pakistan
Siliconware Precision Industries                            Essel Packaging
Sun Pharmaceutical Industries                               Far Eastern Textile
Teva Pharmaceutical Industries                              GigaMedia
Vietnam Enterprise Investments                              Glencar Mining
Vimpel-Communications                                       Graboplast Textil-es Muborgyarto Rt.
Yageo                                                       Grupo Financiero BBVA Bancomer
                                                            Grupo Industrial Maseca
                                                            H&CB
                                                            Hub Power
                                                            Hynix Semiconductor
                                                            Kenya Commercial Bank
                                                            Kimberley Diamond
                                                            Lan Chile
                                                            Mahindra & Mahindra
                                                            Marvell Technology Group
                                                            Mirae
                                                            Motor Industries
                                                            MphasiS BFL
                                                            M-Web Holdings
                                                            Namakwa Diamond
                                                            NIIT
                                                            Pakistan Telecommunication
                                                            Panafon Hellenic Telecommunications
                                                            RADVision
                                                            Sapiens International
                                                            Sechaba Breweries
                                                            Shinsung ENG
                                                            StarMedia Network
                                                            Tata Engineering and Locomotive
                                                            Tata Infotech
                                                            Telekom Malaysia
                                                            Telekomunikacje Polska
                                                            Telesp Celular Participacoes
                                                            Tower Semiconductor
                                                            TVS-Suzuki
                                                            United World Chinese Commercial Bank
                                                            Vietnam Investment Fund
                                                            Wus Printed Circuit

Emerging Markets Growth Fund
Financial Statements                                                    (Unaudited)

Statement of Assets and Liabilities
at December 31, 2001
(dollars in thousands except per share data)

Assets:
  Investment securities at market
    (cost: $15,857,267)                                                                 $16,954,247
  Cash                                                                                           65
  Collateral for securities loaned at market                                                267,125
  Receivables for -
    Sales of investments                                                    $16,198
    Sales of fund shares                                                      2,250
    Dividends and accrued interest                                           43,594          62,042
    Open forward currency contracts                                               0
    Open forward currency contracts                                               0

                                                                                         17,283,479

Liabilities:
  Non-U.S. taxes payable                                                                     16,696
  Payable upon return of securities loaned                                                  267,125
  Payables for -
    Purchases of investments                                                 22,304
    Unfunded capital commitments                                             45,870
    Repurchases of fund shares                                               45,561
    Open forward currency contracts                                          17,159
    Management services                                                       8,531
    Accrued expenses                                                          2,558         141,983

                                                                                            425,804

Net Assets at December 31, 2001 -
    Equivalent to $46.30 per share on
    364,093,401 shares of $0.01 par value
    capital stock outstanding (authorized
    capital stock - 400,000,000 shares)                                                 $16,857,675




Statement of Operations                                                 (Unaudited)
for the Six Months Ended December 31, 2001                              (dollars in
                                                                         thousands)

Investment Income:
  Income:
    Dividends                                                              $113,020
    Interest                                                                 34,634        $147,654

  Expenses:
    Management services fee                                                  47,157
    Custodian fee                                                             6,380
    Registration statement and prospectus                                       450
    Auditing and legal fees                                                     210
    Directors' fees                                                              22
    Reports to Shareholders                                                      15
    Other expenses                                                               57          54,291

 Income before non-U.S. taxes                                                                93,363
 Non-U.S. taxes                                                                                   -

  Net investment income                                                                      93,363

Realized Loss and Unrealized
  Appreciation on Investments:
  Realized loss before non-U.S. taxes                                      (953,929)
  Non-U.S. taxes                                                                377

    Net realized loss                                                                      (953,552)

  Net unrealized appreciation on investment
    securities                                                              370,533
  Net change in unrealized appreciation
    on open forward currency contracts                                        6,970

  Net unrealized appreciation                                               377,503
    Non-U.S. taxes                                                           (9,829)

  Net unrealized appreciation on
    investments                                                                             367,674

  Net realized loss and net unrealized
    appreciation on investments                                                            (585,878)

Net Decrease in Net Assets Resulting
  from Operations                                                                         $(492,515)



Statement of Changes in Net Assets
(dollars in thousands)
                                                                        (Unaudited)
                                                                         Six Months
                                                                              Ended     Year Ended
                                                                       December 31,        June 30,
                                                                               2001            2001

Operations:
  Net investment income                                                      93,363        $236,090
  Net realized loss on investments                                         (953,552)       (858,705)
  Net unrealized appreciation (depreciation)
    on investments                                                          367,674      (6,204,938)

    Net decrease in net assets
      resulting from operations                                            (585,878)     (6,827,553)

Dividends and Distributions Paid
  to Shareholders:
  Dividends from net
    investment income                                                      (247,296)       (124,077)

Capital Share Transactions:
  Proceeds from shares sold:
    15,020,408 and 63,936,985 shares,                                       613,164       3,439,276
 respectively
  Proceeds from shares issued in
    reinvestment of net investment
    income dividends:
    5,033,186 and 2,256,260 shares,                                         226,040         112,565
 respectively
  Cost of shares repurchased:
    21,742,007 and 30,007,641 shares,                                      (875,253)     (1,605,326)
 respectively


    Net increase (decrease) in net assets
      resulting from capital share
      transactions                                                          (36,049)      1,946,515

Total Decrease in Net Assets                                               (869,223)     (5,005,115)

Net Assets:
  Beginning of period                                                    17,633,535      22,638,650

  End of period (including net investment
    income over net distributions: $(11,808)
  and $142,125, respectively)                                           $16,764,312     $17,633,535

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS                             (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Bonds and notes are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets in an amount sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future.
Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

OPTIONS - The fund may purchase options in order to manage its exposure to local markets. The primary risks associated with the use of options are the imperfect correlation between the change in market value of securities and the value of options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contracts.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended December 31, 2001, such non-U.S. taxes were $14,537,000.

Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain at the appropriate rates for each jurisdiction.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, forward contracts and other receivables and payables, on a book basis, were $57,970,000 for the six months ended December 31, 2001.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities, excluding forward currency contracts, for federal income tax reporting purposes was $15,949,568,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $986,843,000, net of accumulated deferred taxes totaling $17,836,000 of which $4,461,852,000 related to appreciated securities and $3,475,009,000 related to depreciated securities. For the six months ended December 31, 2001, the fund recognized, for tax purposes, capital losses totaling $896,130,000. As of December 31, 2001, the fund has available a net capital loss carryforward totaling $791,232,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has recognized, for tax purposes, net capital losses totaling $845,606,000, which were realized during the period November 1, 2000 through June 30, 2001. For the six months ended December 31, 2001, the fund recognized, for federal income tax purposes, net losses related to non-U.S. currency transactions of $33,288,000. Such amounts are treated as ordinary loss for federal income tax purposes.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $47,157,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned indirect subsidiary of The Capital Group Companies, Inc.

TRANSFER AGENT FEE - A fee of $4,000 was incurred during the six months ended December 31, 2001, pursuant to an agreement with American Funds Service Company, the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. This amount is included with other expenses.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CII may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $223,000. These amounts are included with accrued expenses. Directors' fees during the six months ended December 31, 2001, were $22,000, comprised of $71,000 in current fees (either paid in cash or deferred), and $49,000, representing the net decrease in the value of deferred compensation.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

As of December 31, 2001, accumulated undistributed net realized loss on investments was $2,643,536,000 and additional paid-in capital was $18,447,520,000.

The fund made purchases and sales of investment securities, excluding certain short-term securities, of $2,184,740,000 and $1,940,170,000 respectively, during the six months ended December 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended December 31, 2001, the custodian fee of $6,380,000 includes $54,000 that was paid by these credits rather than in cash.

The fund has an agreement with its custodian which allows the custodian to lend eligible securities held by the fund to third parties. The agreement provides for the custodian to maintain an adequate level of collateral from the third party, which initially will be in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S. securities, respectively. The collateral is limited to U.S. dollar cash which is invested in a separate account managed by the custodian in accordance with fund-specified guidelines as to permissible investments. As of December 31, 2001, the fund loaned securities with a market value of approximately $260,974,000 and held collateral of $267,125,000 for the loans. The fund earned $309,000 for the six months ended December 31, 2001 in connection with securities lending activities. This amount is included in interest income.

Per-Share Data and Ratios
                                                          Six Months
                                                               Ended   Year Ended   Year Ended
                                                        December 31,     June 30,     June 30,
                                                            2001 /1/         2001         2000


Net Asset Value, Beginning of
 Period                                                       $48.21       $68.69       $55.53

 Income from Investment
  Operations:
  Net investment income                                         0.27         0.68         0.58
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                                       (1.45)      (20.76)       13.86
  Non-U.S. taxes                                                (.04)        (.04)        (.30)

   Total income (loss) from
    investment operations                                      (1.22)      (20.12)       14.14

 Less Distributions:
  Dividends from net
   investment income                                            (.69)        (.36)        (.98)
  Distributions from net
   realized gains

   Total distributions                                          (.69)        (.36)        (.98)

Net Asset Value, End of Period                                $46.30       $48.21       $68.69

Total Return                                                  (2.48)%     (29.31)%       25.63%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                                              $16,858      $17,634      $22,639
 Ratio of expenses to average
  net assets                                                     .35%         .68%         .71%
 Ratio of expenses and non-U.S.
  taxes to average net assets                                    .46%         .75%        1.15%
 Ratio of net income to average
  net assets                                                     .60%        1.25%        1.11%
 Portfolio turnover rate                                       12.94%       26.10%       35.86%





                                                          Year Ended   Year Ended   Year Ended
                                                            June 30,     June 30,     June 30,
                                                                1999         1998         1997

Net Asset Value, Beginning of
 Period                                                       $46.05       $70.87       $57.57

 Income from Investment
  Operations:
  Net investment income                                         1.48         1.56         1.61
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                                        8.03       (20.69)       14.51
  Non-U.S. taxes                                               (0.03)       (.05 )        (.01)

   Total income (loss) from
    investment operations                                       9.48       (19.08)       16.11

 Less Distributions:
  Dividends from net
   investment income                                                        (2.36)       (1.79)
  Distributions from net
   realized gains                                                           (3.38)       (1.02)

   Total distributions                                                      (5.74)       (2.81)

Net Asset Value, End of Period                                $55.53       $46.05       $70.87

Total Return                                                   20.59%     (27.56)%       29.17

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                                              $18,147      $12,364      $13,584
 Ratio of expenses to average
  net assets                                                     .73%         .76%       .78%
 Ratio of expenses and non-U.S.
  taxes to average net assets                                    .73%         .80%       .78%
 Ratio of net income to average
  net assets                                                    3.03%        2.58%       2.74%
 Portfolio turnover rate                                       33.71%       23.41%      23.75%



/1/ Unaudited.
/2/ Based on operations for the
    period shown and,
    accordingly, not
    representative of a full
    year's operations.


BOARD OF DIRECTORS

R. MICHAEL BARTH, The Hague, The Netherlands
Chief Executive Officer, F.M.O.,
The Netherlands Development Finance Company

COLLETTE D. CHILTON, Boston, Massachusetts
Chief Investment Officer,
Lucent Technologies, Inc.

NANCY ENGLANDER, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

DAVID I. FISHER, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

KHALIL FOULATHI, Abu Dhabi, United Arab Emirates
Executive Director, Abu Dhabi Investment Authority

BEVERLY L. HAMILTON, Avon, Connecticut
Investment Management Adviser;
former President, ARCO Investment
Management Company

DAVID F. HOLSTEIN, New York, New York
Managing Director, Global Equities
General Motors Investment Management Corp.

RAYMOND KANNER, Stamford, Connecticut
Director, Global Equity Investments,
IBM Retirement Funds

HELMUT MADER, Kronberg, Germany
Former Director, Deutsche Bank AG

WILLIAM ROBINSON, New South Wales, Australia
Director, Deutsche Fund Management Limited

GERRIT RUSSELMAN, Zeist, The Netherlands
Director, Equities,
Pensioenfonds PGGM

AJE K. SAIGAL, Singapore
Chief Investment Officer, Global Equities,
Government of Singapore Investment Corp. Pte Ltd.

NESTOR V. SANTIAGO, Chevy Chase, Maryland
Vice President and Chief Investment Officer,
Howard Hughes Medical Institute

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital International, Inc.

SHAW B. WAGENER, Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital International, Inc.


OTHER OFFICERS

ROBERTA A. CONROY, Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Senior Counsel and Director,
Capital Guardian Trust Company

HARTMUT GIESECKE, Singapore
Senior Vice President of the fund
Chairman of the Board and Director,
Capital International K.K.;
Senior Vice President and Director,
Capital International, Inc.

VICTOR D. KOHN, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

NANCY J. KYLE, New York, New York
Senior Vice President of the fund
Senior Vice President and Director,
Capital Guardian Trust Company

MICHAEL A. FELIX, Brea, California
Vice President and Treasurer of the fund
Senior Vice President, Capital International, Inc.

PETER C. KELLY, Los Angeles, California
Vice President of the fund
Senior Vice President, Senior Counsel and Director,
Capital International, Inc.

ROBERT H. NEITHART, Los Angeles, California
Vice President of the fund
Executive Vice President and Research Director of Emerging Markets, and Director,
Capital International Research, Inc.

ABBE G. SHAPIRO, Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

LISA B. THOMPSON, New York, New York
Vice President of the fund
Vice President and Research Director
of Emerging Markets, and Director,
Capital International Research, Inc.

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President, Fund Business Management Group,
Capital Research and Management Company

VALERIE Y. LEWIS, Los Angeles, California
Assistant Secretary of the fund
Fund Compliance Specialist,
Capital Research and Management Company

JEANNE M. NAKAGAMA, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.

LEE K. YAMAUCHI, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL INTERNATIONAL, INC. 11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  TAG/WS/CGRC/5499
(C) 2002 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-013-0202(NLS)